UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2010 (September 21, 2010)

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver CO	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 228-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Consent of Independent Registered Public Accounting Firm

Our Registration Statement on Form S-3 (“Form S-3”) filed with the Securities and Exchange Commission on October 23, 2009, incorporates by reference the audited consolidated financial statements included in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 23, 2010. We have included the consent of KPMG, LLP, our independent registered public accounting firm, consenting to the incorporation by reference of such consolidated financial statements into the Form S-3, as an exhibit to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dividend Capital Total Realty Trust Inc.

September 21, 2010

	By:	/S/ M. KIRK SCOTT
M. Kirk Scott
Chief Financial Officer